Exhibit 99.2

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-4 (File No. 333-192961) of Pentair plc (the “Company”) as a person about to become a director of the Company upon consummation of the merger of Pentair Ltd. with and into the Company as described therein.

/s/ Glynis A. Bryan
Name:	Glynis A. Bryan

February 25, 2014

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-4 (File No. 333-192961) of Pentair plc (the “Company”) as a person about to become a director of the Company upon consummation of the merger of Pentair Ltd. with and into the Company as described therein.

/s/ Jerry W. Burris
Name:	Jerry W. Burris

February 25, 2014

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-4 (File No. 333-192961) of Pentair plc (the “Company”) as a person about to become a director of the Company upon consummation of the merger of Pentair Ltd. with and into the Company as described therein.

/s/ Carol Anthony Davidson
Name:	Carol Anthony Davidson

February 25, 2014

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-4 (File No. 333-192961) of Pentair plc (the “Company”) as a person about to become a director of the Company upon consummation of the merger of Pentair Ltd. with and into the Company as described therein.

/s/ T. Michael Glenn
Name:	T. Michael Glenn

February 25, 2014

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-4 (File No. 333-192961) of Pentair plc (the “Company”) as a person about to become a director of the Company upon consummation of the merger of Pentair Ltd. with and into the Company as described therein.

/s/ David H. Y. Ho
Name:	David H. Y. Ho

February 25, 2014

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-4 (File No. 333-192961) of Pentair plc (the “Company”) as a person about to become a director of the Company upon consummation of the merger of Pentair Ltd. with and into the Company as described therein.

/s/ Randall J. Hogan
Name:	Randall J. Hogan

February 25, 2014

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-4 (File No. 333-192961) of Pentair plc (the “Company”) as a person about to become a director of the Company upon consummation of the merger of Pentair Ltd. with and into the Company as described therein.

/s/ David A. Jones
Name:	David A. Jones

February 25, 2014

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-4 (File No. 333-192961) of Pentair plc (the “Company”) as a person about to become a director of the Company upon consummation of the merger of Pentair Ltd. with and into the Company as described therein.

/s/ Ronald L. Merriman
Name:	Ronald L. Merriman

February 25, 2014

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-4 (File No. 333-192961) of Pentair plc (the “Company”) as a person about to become a director of the Company upon consummation of the merger of Pentair Ltd. with and into the Company as described therein.

/s/ William T. Monahan
Name:	William T. Monahan

February 25, 2014